Exhibit 99.2

ARCH CAPITAL GROUP LTD. ANNOUNCES
PRICING OF SECONDARY PUBLIC OFFERING OF 6,381,410 COMMON SHARES

HAMILTON, BERMUDA, June 9, 2017 – Arch Capital Group Ltd. [NASDAQ: ACGL] announced today an underwritten public secondary offering of 6,381,410 common shares by certain selling shareholders affiliated with American International Group, Inc. (the “Selling Shareholder”) has priced. The public offering price is $92.50 per common share for an aggregate public offering price of $590,280,425. The underwriters have been granted a 30-day option to purchase up to an additional 957,210 common shares from the Selling Shareholder at the public offering price less underwriting discounts and commissions. Proceeds from the sale of common shares pursuant to the public offering will be received by the Selling Shareholder. The Company will not receive any proceeds from the sale of common shares pursuant to the public offering. The offering is expected to close on June 14, 2017, subject to customary closing conditions.
The offering is being led by Barclays Capital Inc. and Wells Fargo Securities, LLC as joint book-running managers.
Arch Capital Group Ltd., a Bermuda-based company with approximately $10.84 billion in capital at March 31, 2017, writes insurance, reinsurance and mortgage insurance on a worldwide basis through its wholly owned subsidiaries.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which the offer, solicitation or sale is not permitted. The offering is being made pursuant to the Company’s effective shelf registration statement previously filed with the Securities and Exchange Commission. This offering may be made only by means of a prospectus, including a preliminary prospectus supplement, forming a part of the effective registration statement.
You may obtain a copy of the preliminary prospectus supplement, the final prospectus supplement, when available, and accompanying prospectus from the Securities and Exchange Commission at www.sec.gov. Alternatively, the underwriters may arrange to send you these documents if you request them by contacting Barclays Capital Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Barclaysprospectus@broadridge.com, (888) 603-5847 or Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York, 10152, at (800) 326-5897 or email a request to cmclientsupport@wellsfargo.com.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 (“PSLRA”) provides a "safe harbor" for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements, for purposes of PSLRA or otherwise, can generally be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" and similar statements of a future or forward-looking nature or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. Important factors that could cause actual events or results to differ materially from those indicated in such forward-looking statements include the following: our ability to successfully implement our business strategy during “soft” as well as “hard” markets; acceptance of our business strategy, security and financial condition by rating agencies and regulators, as well as by brokers and our insureds and reinsureds; the integration of United Guaranty and any other businesses we have acquired or may acquire into our existing operations; our ability to maintain or improve our ratings, which may be affected by our ability to raise additional equity or debt financings, by ratings agencies’ existing or new policies and practices, as well as other factors described herein; general economic and market conditions (including inflation, interest rates, foreign currency exchange rates, prevailing credit terms and the depth and duration of a recession) and conditions specific to the reinsurance and insurance markets (including the length and magnitude of the current “soft” market) in which we operate; competition, including increased competition, on the basis of pricing, capacity (including alternative forms of capital), coverage terms or other factors; developments in the world’s financial and capital markets and our access to such markets; our ability to successfully enhance, integrate and maintain operating procedures (including information technology) to effectively support our current and new business; the loss of key personnel; accuracy of those estimates and judgments utilized in the preparation of our financial statements, including those related to revenue recognition, insurance and other reserves, reinsurance recoverables, investment valuations, intangible assets, bad debts, income taxes, contingencies and litigation, and any determination to use the deposit method of accounting, which for a relatively new insurance and reinsurance company, like our company, are even more difficult to make than those made in a mature company since relatively limited historical information has been reported to us through March 31, 2017; greater than expected loss ratios on business written by us and adverse development on claim and/or claim expense liabilities related to business written by our insurance and reinsurance subsidiaries; severity and/or frequency of losses; claims for natural or man-made catastrophic events in our insurance or reinsurance business could cause large losses and substantial volatility in our results of operations; acts of terrorism, political unrest and other hostilities or other unforecasted and unpredictable events; availability to us of reinsurance to manage our gross and net exposures and the cost of such reinsurance; the failure of reinsurers, managing general agents, third party administrators or others to meet their obligations to us; the timing of loss payments being faster or the receipt of reinsurance recoverables being slower than anticipated by us; our investment performance, including legislative or regulatory developments that may adversely affect the fair value of our investments; changes in general economic conditions, including new or continued sovereign debt concerns in Eurozone countries or downgrades of U.S. securities by credit rating agencies, which could affect our business, financial condition and results of operations; the volatility of our shareholders’ equity from foreign currency fluctuations, which could increase due to us not matching portions of our projected liabilities in foreign currencies with investments in the same currencies; losses relating to aviation business and business produced by a certain managing underwriting agency for which we may be liable to the purchaser of our prior reinsurance business or to others in connection with the May 5, 2000 asset sale described in our periodic reports filed with the SEC; changes in accounting principles or policies or in our application of such accounting principles or policies; changes in the political environment of certain countries in which we operate or underwrite business; statutory or regulatory developments, including as to tax policy and matters and insurance and other regulatory matters such as the adoption of proposed legislation that would affect Bermuda-headquartered companies and/or Bermuda-based insurers or reinsurers and/or changes in regulations or tax laws applicable to us, our subsidiaries, brokers or customers; and other factors identified in our filings with the U.S. Securities and Exchange Commission.
All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
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Contact:    Arch Capital Group Ltd.
Mark D. Lyons
(441) 278-9250